C O P Y R IG H T © A B C E LL E R A Q3 2023 BUSINESS UPDATE NOVEMBER 2, 2023

C O PY RI G H T © A B C EL LE RA DISCLAIMER 2 This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. Q 3 2 0 2 3 B U S IN ES S U PD AT E

Q3 2023 BUSINESS UPDATE

Q3 2023. BUSINESS UPDATE SUMMARY.

Continued focus on **high-value programs & strategic partnerships**

$813M in total cash, cash equivalents, & marketable securities

182 cumulative programs under contract

110 cumulative partnered programs started

10 molecules in the clinic

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PROGRAMS

Two AbCellera-led programs advancing into **IND-enabling studies**.

MOLECULE	TARGET	INDICATION	THERAPEUTIC AREA	POTENTIAL DIFFERENTIATION	POTENTIAL MARKET SIZE
ABCL575	**OX40L**	atopic dermatitis	immunology and inflammation	best in class	$17B by 2032*
ABCL635	undisclosed **GPCR or ion channel**	undisclosed	metabolic and endocrine conditions	first in class	>$2B

* Source: IQVIA

Q3 2023 BUSINESS UPDATE
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PARTNERSHIPS

Strategic collaborations with new and existing partners.

REGENERON

8 programs under contract

MULTIPLE INDICATIONS

4 new

2 completed

Regeneron has exercised its rights to advance antibody candidates into further preclinical development

Incyte

1 program under contract

ONCOLOGY

Q3 2023 BUSINESS UPDATE

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PRIORITIES

Delivering on stated **business objectives.**

ELECT

candidates for **IND-enabling studies**

EXECUTE

strategic partnerships

ADVANCE

T-cell engager platform

Q3 2023 BUSINESS UPDATE

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C O P Y R IG H T © A B C E LL E R A Q3 2023 FINANCIALS UPDATE

C O PY RI G H T © A B C EL LE RA 0 10 20 30 40 50 60 70 80 90 100 110 18 19 20 21 22 23 Q3 17162015 110 Continuing portfolio growth. 8 FI N A N CI A LS Partnered Program Starts Cumulative # of + WITH downstream participation – WITHOUT downstream participation Molecules in the Clinic Cumulative # of Discovery Partners Programs Under Contract 182 Total # of Total # of 42 10 1 2 3 4 5 6 7 8 9 10 0 19 20 21 22 23 Q3 18172015 16 Q 3 2 0 2 3 B U S IN ES S U PD AT E

Q3 2023 BUSINESS UPDATE
FINANCIALS

Now 10 molecules in the clinic.

MOLECULE	STAGE	THERAPEUTIC AREA	PARTNER	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)	• infectious disease: COVID-19	Lilly	AbCellera-initiated program **PARTNERED**
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)	• infectious disease: COVID-19		
TAK-920/DNL919	Phase 1	• neurology: Alzheimer's Disease	DENALI	AbCellera partner-initiated discovery
undisclosed	Phase 1	• neuroscience	teva	
undisclosed	Phase 1	• undisclosed	undisclosed	Trianni license
NBL-012	Phase 1	• dermatology • gastrointestinal disease • immunology	NovaRock BIOTHERAPEUTICS	
NBL-015/FL-301	Phase 1	• oncology		
NBL-020	Phase 1	• oncology		
NEW **NBL-028**	IND/CTA authorized	• oncology		
IVX-01	Clinical field study	• animal health	Invetx	AbCellera partner-initiated discovery

As of September 30, 2023

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C O PY RI G H T © A B C EL LE RA 10 Q 3 2 0 2 3 B U S IN ES S U PD AT E FI N A N CI A LS $7M total revenue, predominantly from discovery activity. MILESTONES ROYALTIES LICENSING RESEARCH FEES Revenue USD Q3 2022 $6.6M $7.5M Q3 2023 $0.2M $6.4M $101.4M

Operating expenses reflect ongoing investments, predominantly in R&D.

Operating Expenses USD


RESEARCH & DEVELOPMENT
+$11.3M
$26.6M
$37.9M
Q3 2022
Q3 2023


SALES & MARKETING
+$0.4M
$3.1M
$3.5M
Q3 2022
Q3 2023


GENERAL & ADMIN
+$0.6M
$13.8M
$14.4M
Q3 2022
Q3 2023

FINANCIALS
Q3 2023 BUSINESS UPDATE

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C O PY RI G H T © A B C EL LE RA 12 Q 3 2 0 2 3 B U S IN ES S U PD AT E FI N A N CI A LS Net loss of $29M; equivalent to ($0.10) per share (basic & diluted). Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC Q3 2022 Q3 2023 $26.6M -$28.6M $0.09 -$0.10 Q3 2022 Q3 2023 EARNINGS PER SHARE: DILUTED $0.08 -$0.10 Q3 2022 Q3 2023

C O PY RI G H T © A B C EL LE RA 13 Q 3 2 0 2 3 B U S IN ES S U PD AT E FI N A N CI A LS Over $800M in total cash, equivalents, and marketable securities. Cash Flows USD INVESTING FINANCING $95M Other FX $613M Marketable Securities $172M Cash & Equivalents $500M Marketable Securities September 30, 2023 $102M Marketable Securities (net) OPERATINGDecember 31, 2022 $28M* $387M Cash & Equivalents $915M ($24M) ($197M) $7M $0M $813M $27M*

C O PY RI G H T © A B C EL LE RA 14 THANK YOU Q 3 2 0 2 3 B U S IN ES S U PD AT E

EARNINGS CALL SUMMARY

Note: This document contains a condensed summary of AbCellera's 2023-11-02 earnings call. It should be read in conjunction with, and in the context of, the contents of the call itself.

AbCellera achieves a significant company milestone, advancing two assets, ABCL575 and ABCL635, from AbCellera-led programs into IND-enabling studies.

- ABCL575 targets the **OX40 ligand** (OX40L) and has been **designed as a potential best-in-class** therapy for atopic dermatitis and other indications in autoimmunity and inflammation.
  - ABCL575 was discovered as part of AbCellera's 2021 co-development collaboration with EQRx.
  - AbCellera took ownership of the program in Q3 2023.
  - ABCL575 has been designed with potency, PK, and developability to enable less-frequent dosing than benchmark molecules.
- ABCL635 is the **first pipeline asset from the company's GPCR and Ion Channel** platform.
  - ABCL635 hits an undisclosed target with an indication in metabolic and endocrine disorders.
  - Overall market estimated at over $2 billion in annual sales.
- AbCellera anticipates **potential IND submissions** for ABCL575 and ABCL635 in **2025**.
- AbCellera **anticipates additional development candidates** from AbCellera-led programs to advance into late-stage preclinical and IND-enabling studies in 2024 and 2025.

EARNINGS CALL SUMMARY
Q3 2023 BUSINESS UPDATE
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Q3 2023 BUSINESS UPDATE EARNINGS CALL SUMMARY

AbCellera maintains committed to accelerating high-value programs from strategic partnerships, and announced new and expanded collaborations with new and existing strategic partners.

- AbCellera announced a **new partnership with Incyte**, with one new program under contract for an indication in oncology.
- AbCellera **expanded its existing partnership with Regeneron**, with four new programs under contract.
  - Under its original agreement with AbCellera, Regeneron exercised its rights to advance antibody candidates from two completed discovery programs, including one against a GPCR target.
- AbCellera announced a **new co-development partnership with Prelude** to develop novel, precision antibody-drug conjugates (ADCs) for oncology.

AbCellera's financial position continues to strongly support execution of strategy, including investments in downstream capabilities and pre-clinical- and early-clinical development of assets.

- **Business Metrics** – 4 new program starts in Q3 2023, for a cumulative total of 110 with 42 unique partners; one molecule advanced into the clinic, bringing the cumulative total to ten.
- **Revenue** – Approximately $7 million in total revenue, driven by research fees generated by the partnership business.
- **Operating Expenses** –
  - Approximately $38 million in R&D expenses, reflecting growth in program execution, continuing platform development, and investment in internal programs.
  - Approximately $4 million in S&M expenses.
  - Approximately $14 million in G&A expenses, reflecting good operating leverage.
- **Earnings** – Net loss of approximately $29 million, reflective of continued investment in the business in the absence of royalty revenues.
- **Cash Flows** – With over $800 million in total cash, cash equivalents, and marketable securities as well as unused portion of previously-secured government funding, AbCellera continues to have over $1 billion in total available liquidity.

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